UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ] Definitive Proxy Statement
[X] Definitive Additional Materials
[   ] Soliciting Material under Rule 14a-12

THE ALKALINE WATER COMPANY INC.

(Name of Registrant as Specified In Its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CONTROL ID:
THE ALKALINE WATER COMPANY INC.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 27, 2022

DATE: Tuesday, September 27, 2022

TIME: 8:30 a.m., Arizona time

LOCATION: The offices of Dickinson Wright PLLC, 1850 North Central Avenue, Suite 1400, Phoenix, Arizona 85004

THIS IS NOT A FORM FOR VOTING. YOU CANNOT USE THIS NOTICE TO VOTE YOUR SHARES. THIS COMMUNICATION REPRESENTS A NOTICE TO ACCESS AND PRESENTS ONLY AN OVERVIEW OF THE MORE COMPLETE PROXY MATERIALS, WHICH CONTAIN IMPORTANT INFORMATION AND ARE AVAILABLE ON THE INTERNET OR BY MAIL. WE ENCOURAGE YOU TO ACCESS AND REVIEW THE PROXY MATERIALS BEFORE VOTING. THE PROXY MATERIALS CONSISTING OF THE NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT, THE PROXY CARD AND THE FORM 10-K ARE AVAILABLE AT: https://www.transhare.com/alkaline

  IF YOU DECIDE TO VIEW THE PROXY MATERIALS AND VOTE YOUR SHARES ONLINE,
Step 1: Go to https://www.transhare.com/alkaline

Step 2: To view or download the proxy materials, click on the link that describes the material you wish to view or download. For example, to view or download the Proxy Statement, click on the "Proxy Statement" link.

Step 3: To vote online, click on the designated link and follow the on-screen instructions. YOU MAY VOTE ONLINE UNTIL 11:59 P.M. (EASTERN TIME) ON SEPTEMBER 23, 2022.
  IF YOU WANT TO RECEIVE A PAPER OR EMAIL COPY OF THE PROXY MATERIALS INCLUDING THE PROXY CARD AND THE FORM 10-K OR MATERIALS RELATING TO THE FUTURE STOCKHOLDER MEETING, YOU MUST REQUEST ONE. OTHERWISE YOU WILL NOT RECEIVE A COPY. THERE IS NO CHARGE TO YOU FOR REQUESTING A COPY. TO FACILITATE TIMELY DELIVERY PLEASE MAKE THE REQUEST, AS INSTRUCTED BELOW, BEFORE SEPTEMBER 16, 2022.
HOW TO REQUEST PAPER OR EMAIL COPIES OF OUR MATERIALS

TELEPHONE:	INTERNET:	EMAIL:

CALL	https://www.transhare.com/	akotlova@bizsolaconsulting.com

1-866-242-0240	FOLLOW THE ON-SCREEN INSTRUCTIONS.	INCLUDE YOUR CONTROL ID IN YOUR EMAIL.

THE PURPOSES OF THIS MEETING ARE AS FOLLOWS:

1.	To elect Frank Lazaran, David A. Guarino, Aaron Keay and Brian Sudano as the directors of our company;

2.	To ratify the appointment of Prager Metis CPAs, LLC as our independent registered public accounting firm;

3.

To approve, ratify and confirm the increase in the number of shares of common stock available for grant of non-stock option awards under our company's 2020 Equity Incentive Plan by 5,000,000 shares; and

4.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ALL OF LISTED NOMINEES AND ALL OTHER PROPOSALS ABOVE.

IF YOU WISH TO ATTEND AND VOTE AT THE MEETING, PLEASE BRING THIS NOTICE AND CHECK THE PROXY MATERIALS FOR HOW TO OBTAIN DIRECTIONS TO BE ABLE TO ATTEND TO THE MEETING AND VOTE IN PERSON.

YOUR VOTE IS IMPORTANT!